As filed with the Securities and Exchange Commission on November 14, 1997

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 31, 1997


                                  CAPITAL TRUST
             (Exact Name of Registrant as Specified in its Charter)


California                         1-8063                           94-6181186
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(State or Other                  (Commission                  (I.R.S. Employer
Jurisdiction of                 File Number)                    Identification
incorporation)                                                           No.)




605 Third Avenue, 26th Floor
New York, New York                                                    10016
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (212) 655-0220
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              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.           Acquisition or Disposition of Assets



         On October 31, 1997, the Registrant originated and funded a $10 million second mortgage loan (the "Mortgage Loan") to the purchaser of a 64% tenancy-in-common interest (the "TIC Interest") in an office building located at 555 West 57th Street, New York, New York (the "Property"). The Mortgage Loan proceeds were used to finance the acquisition of the TIC Interest by 555 West 57th, LLC, a Delaware limited liability company (the "Borrower").

         The Mortgage Loan is secured by a mortgage on the TIC Interest. The Mortgage Loan is further secured by a pledge by the members of the Borrower of 100% of the membership interests in the Borrower. The mortgage is subordinate to a first mortgage on the Property of approximately $45 million. The Mortgage Loan has a term of five years and bears interest at a fixed rate. The Mortgage Loan is non-amortizing and may be prepaid with yield maintenance at any time. The Borrower was required to establish an interest reserve at closing.

         The Property, which was built by the Ford Motor Company in 1971, is a 930,625 net rentable square foot, 20-story multi-tenant office/garage/showroom tower located on 11th Avenue and 57th Street in New York City. The Property is currently 90% occupied.

         In assessing whether to extend the Mortgage Loan to the Borrower, the Registrant considered, among other things, the quality of the Property, the condition of the Property, the current tenants in the Property and the current market conditions. In assessing the Property, the Registrant considered several material factors, including, but not limited to those described below.

         With respect to sources of revenue, the Registrant considered: the Property's occupancy rate of 90% as compared to the overall sub-market occupancy rate of approximately 90%; the Property's average annual rental rate of approximately $16 per occupied square foot (due primarily to the fact that these leases were signed without significant tenant improvements) and the Property's asking rental rates of approximately $25 to $27 per occupied square foot as compared to competitive office asking rental rates in the sub-market ranging from $24 to $29 per square foot; the principal businesses, occupations, and professions which operate at the Property, including long-term credit worthy tenants such as BMW, CBS, the City University of New York and St. Luke's Hospital.

         Between 1997 and year-end 2000, ten leases representing approximately 156,000 square feet or 16.8% of the Property will mature. These leases represent approximately $2.4 million of gross revenue or 15.5% of the gross annual rent of the Property.

         Three tenants each occupy in excess of 10.0% of the Property representing collectively approximately 42% of the Property. These include
BMW, CBS and the City University of New York. The BMW lease expires in August of 2012 with two ten-year renewal options. The CBS lease expires in December of 1998 with one option to renew for five years. The City University of New York lease expires in May of 2010 with no renewal options. Taking into consideration concession packages, these leases are at market rates for leases of equivalent length and credit quality.

         With respect to factors relating to expenses, the Registrant considered: the utility rates at the Property for electricity, chilled water and water and sewer which were considered at market levels; the real estate taxes at the Property which were considered at market levels, the maintenance and operating expenses which were in line for similar properties which are operated and maintained in a professional manner; and the projected capital expenditures at the Property with respect to the conversion of the fifth and sixth floors from garage to office use, tenant-related costs and base building expenditures, including elevator and fire alarm upgrades.

         After reasonable inquiry, the Registrant is not aware of any material factors relating to the Property underlying the Mortgage Loan that would cause the reported financial information herein not to be indicative of future operating results.


ITEM 7.    Financial Statements, Supplemental Financial Information and Exhibits

           Audited and unaudited financial statements of 555 West 57th Associates, the predecessor owner of the Property reported in Item 2, are included herein as indicated in the following index to the financial statements.

                          Index to Financial Statements

Report of Independent Public Accountants................................... F-1
Statement of Revenues and Certain Operating Expenses
      of 555 West 57th Associates for the Year Ended
      December 31, 1996 and the Nine Months Ended
      September 30, 1997 (Unaudited)....................................... F-2
Notes to Statement of Revenues and Certain Operating Expenses
      of 555 West 57th Associates.......................................... F-3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CAPITAL TRUST
                                              (Registrant)



Date: November 13, 1997                      By:       /s/ John R. Klopp
                                                 -----------------------
                                             Name:    John R. Klopp
                                             Title:   Chief Executive Officer

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Partners of 555 West 57th Associates:

We have audited the accompanying statement of revenues and certain operating expenses, as described in Note A, of 555 West 57th Associates for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K of Capital Trust and is not intended to be a complete presentation of the Partnership's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of 555 West 57th Associates, as described in Note A, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   Tackman, Pilla, Arnone and Company, P.C.

Stamford, Connecticut
February 4, 1997

                            555 West 57th Associates
                             (A General Partnership)

              Statement of Revenues and Certain Operating Expenses

                    For the Year Ended December 31, 1996 and
              the Nine Months Ended September 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  Nine Months Ended
                                                         Year Ended              September 30, 1997
                                                      December 31, 1996             (Unaudited)
Revenues
  Base rent                                              $14,399,863                $10,241,041
  Expense recoveries                                       2,480,074                  2,325,455
                                                          ----------                 ----------
   Total Revenues                                         16,879,937                 12,566,496
                                                          ----------                 ----------
Certain Operating Expenses
  Real estate taxes                                        3,153,939                  2,304,106
  Operating expenses                                       6,103,168                  4,752,697
  Management fees                                            456,160                    358,104
  General and administrative expenses                        234,420                    239,342
                                                         -----------                -----------
     Total Certain Operating Expenses                      9,947,687                  7,654,249
                                                          ----------                 ----------
Revenues in excess of certain operating expenses         $ 6,932,250                $ 4,912,247
                                                         ============               =============

               See accompanying notes to the financial statement.

                            555 West 57th Associates
                             (A General Partnership)

              Statement of Revenues and Certain Operating Expenses

                    For the Year Ended December 31, 1996 and
              the Nine Months Ended September 30, 1997 (Unaudited)



Note A- Summary of Significant Accounting Policies

         1.   Organization

              555 W. 57th Associates, a New York general partnership (The Partnership), holds title to a building located at 555 W. 57th Street in New York City which contains a showroom, automobile sales and maintenance floors, office space, and parking facilities (the Property).

              A breakdown of the occupied space as of December 31, 1996 and September 30, 1997 is as follows:

                                                            September 30, 1997
                                      December 31, 1996         (Unaudited)
                                      Percent Square            Percent Square
                                      Footage                   Footage
Office                                           64%                  64%
Showroom, Automobile Sales and
Maintenance floors                                31                  17
Parking                                            5                   9
                                                  --                   -
                                                 100%                 90%
                                                 ===                  ==

              In the nine months ended September 30, 1997 the fifth and sixth floors of the building are being renovated as office space. Management projects the cost of renovation to bring these floors to rentable office space to be approximately $4,000,000. Management considers the unoccupied floors a material factor affecting future rent revenues.

         2.   Basis of Presentation

              The statement of revenues and certain operating expenses for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited) relates to the operation of the Partnership's Property. The accompanying financial statement excludes interest income from treasury bills for the year ended December 31, 1996 and for the nine months ended September 30, 1997. In addition, interest income on a note received as part of a termination agreement has been excluded as has the related termination fee income of $3,500,000. Certain operating expenses exclude interest expense, depreciation and amortization of leasing commissions and certain other costs for the year ended December 31, 1996 and the nine months ended September 30, 1997. It also excludes a lease penalty paid to a current tenant during the nine months ended September 30, 1997. Such revenue and expenses are being excluded from the financial statement in accordance with Rule 3-14 of Regulation S-X which requires exclusion of certain revenues and expenses and other costs not comparable to proposed future operations of the Partnership's Property.

         3.   Recognition of Rental Revenue

              The Partnership records revenues from base rent billed to tenants under long-term leases. Base rent includes amortization of the present value of lease inducements and level rent calculations for new leases.

                            555 West 57th Associates
                             (A General Partnership)

              Statement of Revenues and Certain Operating Expenses

                    For the Year Ended December 31, 1996 and
              the Nine Months Ended September 30, 1997 (Unaudited)


Note A- Summary of Significant Accounting Policies-(Continued)

         4.   Use of Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

         5.   Concentration of Credit Risks

              The building and tenants in the building are located in New York City where the real estate market is recovering from depressed conditions.

Note B - Related Party Transactions

         Certain payments to the managing agent, a related party, have been reflected in the financial statement. The managing agent received management fees totaling $456,160 for the year ended December 31, 1996 and $358,104 for nine months ended September 30, 1997 based on 3% of rent collected.

Note C - Leases

         Revenues from base rent are recorded from long-term tenant leases in the office building located at 555 W. 57th Street, New York City. At December 31, 1996, the minimum base rent receivable under noncancelable leases is as follows:


Year
1997                                         $12,744,354
1998                                          12,281,453
1999                                          13,182,578
2000                                          13,121,819
2001                                          13,018,508

Thereafter to 2011                            75,127,511

         One tenant comprises 31% of the base rent revenues for the year ended December 31, 1996 and two tenants comprise 27% for the nine months ended September 30, 1997, exclusive of rent income of 25% from its former primary tenant.

                            555 West 57th Associates
                             (A General Partnership)

              Statement of Revenues and Certain Operating Expenses

                    For the Year Ended December 31, 1996 and
              the Nine Months Ended September 30, 1997 (Unaudited)


Note D - Commitments and Contingencies

         During the nine months ended September 30, 1997, the Partnership found that it may be subject to certain environmental liabilities arising out of the operation of the Property. The Partnership will accrue such costs when it is probable that a liability has been incurred and that the amount can be reasonably estimated.

Note E - Subsequent Event

         Subsequent to September 30, 1997, the Partnership entered into an agreement to sell certain of the present partnership interests. If the sale becomes final, the Property and other assets would be held as tenants-in-common by the new owners and certain of the former owners.

Note F - Interim Unaudited Financial Information

         The statement of revenues and certain operating expenses for the nine months ended September 30, 1997 is unaudited, however, in the opinion of management, all adjustments consisting of normal recurring adjustments necessary for a fair presentation of this financial statement for the interim period have been included. The results of interim periods are not necessarily indicative of results to be obtained for the full fiscal year.